UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________________
FORM 8-K
________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2024
MASIMO CORPORATION
(Exact name of registrant as specified in its charter)
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DE			001-33642		33-0368882
(State or other jurisdiction of incorporation)			(Commission File Number)		(IRS Employer Identification No.)
52 Discovery	Irvine,	CA			92618
(Address of Principal Executive Offices)					(Zip Code)
			(949)	297-7000
Registrant’s telephone number, including area code:
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MASI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company		☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 5.02.....Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 13, 2024, Masimo Corporation (the “Company”) entered into an employment agreement (the “Agreement”) with Michelle Brennan, who the Board of Directors (the “Board”) of the Company appointed interim chief executive officer on September 24, 2024. The Agreement, effective as of the September 24, 2024 appointment, has a term of six months unless earlier terminated by its terms (the “Term”).
The Agreement provides for an annual base salary of $1,042,000. Additionally, Ms. Brennan is eligible for a discretionary bonus of a target amount equal to $621,250 at the end of the Term, with the actual amount to be determined at the discretion of the Board.
Under the Agreement, Ms. Brennan has been granted an equity award of 8,916 restricted stock units (“RSUs”), which will vest in one installment on the first to occur of (i) the March 24, 2025 and (ii) the appointment of a new Chief Executive Officer of the Company. The RSUs will be granted under Company’s 2017 Equity Incentive Plan, as amended and restated, or its successor (the “Equity Plan”) and subject to the terms of the Equity Plan and an award agreement with terms and conditions consistent with grants made to other Company employees. Each RSU represents the right to receive one share of Company common stock after the vesting date.
Ms. Brennan is entitled to participate in all Company employee benefits plans and programs maintained by the Company from time to time, at a level consistent with the benefits provided to other senior executives, subject to the provisions of such plans and programs.
Ms. Brennan, 59, was elected to the Board in 2023, and previously served as a senior executive at Johnson & Johnson (“J&J”) for more than 30 years, where she oversaw medical device businesses globally as well as consumer pharmaceutical businesses. At J&J, Michelle successfully scaled multiple businesses to achieve market-leading growth and led efforts to invest in innovation that resulted in successful new product launches.
The description herein of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) The following items are filed as exhibits to the Current Report on Form 8-K.

Exhibit No.	Description
10.1	Employment Agreement, by and between Masimo Corporation and Michelle Brennan, dated November 11, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASIMO CORPORATION

Date: November 18, 2024	By:	/s/ MICAH YOUNG
Micah Young
Executive Vice President & Chief Financial Officer
(Principal Financial Officer)